UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): September 28, 2007

MORGAN STANLEY CAPITAL I INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130684	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1585 Broadway, 2nd Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

(212) 761-4700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events.

Item 8.01.  Other Events.

On September 28, 2007, Morgan Stanley Capital I, Inc., (the “Company”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of September 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-13 (the “MSM 2007-13 Mortgage Loan Trust”), Mortgage Pass-Through Certificates, Series 2007-13 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.  Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-P, Class 1-A-X, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-P, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class 4-A-9, Class 4-A-10, Class 4-A-11, Class 4-A-12, Class 4-A-13, Class 4-A-14, Class 4-A-15, Class 4-A-16, Class 4-A-17, Class 4-A-18, Class 4-A-19, Class 4-A-X, Class 5-A-1, Class 5-A-2, Class 5-A-3, Class 5-A-4, Class 5-A-P, Class 6-A-1, Class 6-A-2, Class 6-A-3, Class 6-A-4, Class 6-A-5, Class 7-A-1, Class 7-A-2, Class 7-A-3, Class 7-A-4, Class 7-A-5, Class 7-A-6, Class 7-A-7, Class 7-A-8, Class 7-A-9, Class 7-A-10, Class 7-A-11, Class 7-A-12, Class 7-A-13, Class 7-A-14, Class 7-A-15, Class 7-A-16, Class 7-A-17, Class 7-A-18, Class 7-A-X, Class B-1, Class B-2, Class B-3, Class 3-B-1, Class 3-B-2, Class 3-B-3 and Class A-R Certificates, (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130684).  The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated  (the “Underwriter”), pursuant to an underwriting agreement dated as of September 28, 2007 (the “Underwriting Agreement”), between the Registrant and the Underwriter.  The Underwriting Agreement is annexed hereto as Exhibit 99.2.  In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated September 28, 2007 (the “Tax Opinion”), was issued by Sidley Austin LLP.  The Tax Opinion is annexed hereto as Exhibit 99.3.  The remaining of the classes of Certificates, designated as Class B-4, Class B-5, Class B-6, Class 3-B-4, Class 3-B-5, Class 3-B-6, Class P-1 and Class P-2 Certificates (collectively the “Privately Offered Certificates”), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of September 28, 2007 (the “Certificate Purchase Agreement”).

Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MSM Mortgage Loans”) were acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC. (“MSMCH”) as seller pursuant to a Mortgage Loan Purchase Agreement dated as of September 1, 2007 (the “MSMCH Mortgage Loan Purchase Agreement”). The MSMCH Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.4.

Certain of the mortgage loans were acquired from Fifth Third Mortgage Company (“Fifth Third”) pursuant to a certain Second Amended and Restated Mortgage Loan Sale and Servicing Agreement (the “Fifth Third Sale and Servicing Agreement”), dated as of July 1, 2006, amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among the Registrant, MSMCH, Fifth Third, the Master Servicer and the Trustee (the “Fifth Third Assignment Agreement”).  The Fifth Third Assignment Agreement is annexed hereto as

Exhibit 99.5a and the Fifth Third Sale and Servicing Agreement is annexed hereto as Exhibit 99.5b.

Certain of the mortgage loans were acquired from First National Bank of Nevada (“FNBN”) pursuant to a certain Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2006 (the “FNBN Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among the Registrant, MSMCH, FNBN and the Trustee (the “FNBN Assignment Agreement”).  The FNBN Assignment Agreement is annexed hereto as Exhibit 99.6a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.6b.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by GMAC Mortgage, LLC (“GMACM”) (as successor by merger to GMAC Mortgage Corporation) pursuant to a First Amended and Restated Servicing Agreement dated January 1, 2006 (the “GMACM Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among the Registrant, MSMCH, GMACM, the Master Servicer and the Trustee (the “GMACM Assignment Agreement”).  The GMACM Assignment Agreement is annexed hereto as Exhibit 99.7a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.7b.

Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. (“GreenPoint”) pursuant to a certain Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2005 (the “GreenPoint Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among the Registrant, MSMCH, GreenPoint, the Master Servicer and the Trustee (the “GreenPoint Assignment Agreement”).  The GreenPoint Assignment Agreement is annexed hereto as Exhibit 99.8a and the GreenPoint Purchase Agreement is annexed hereto as Exhibit 99.8b.

Certain of the mortgage loans were acquired from Morgan Stanley Credit Corporation (“MSCC”) pursuant to a Third Amended and Restated Master Mortgage Loan Purchase Agreement, dated as of November 1, 2005 (the “MSCC Purchase Agreement”), and are serviced pursuant to a certain Amended and Restated Master Servicing Agreement, dated as of February 1, 2004 (the “MSCC Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among the Registrant, MSMCH, MSCC, the Master Servicer and the Trustee (the “MSCC Assignment Agreement”).  The MSCC Assignment Agreement is annexed hereto as Exhibit 99.9a, the MSCC Purchase Agreement is annexed hereto as Exhibit 99.9b and the MSCC Servicing Agreement is annexed hereto as Exhibit 99.9c.

Certain of the mortgage loans for which MSMCH owns the servicing rights are serviced by Saxon Mortgage Services, Inc. (“Saxon”) pursuant to a certain Servicing Agreement, dated as of July 1, 2007 (the “Saxon Servicing Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among the Registrant, MSMCH, Saxon, the Master Servicer and the Trustee (the “Saxon Assignment Agreement”).  The Saxon Assignment Agreement is annexed hereto as Exhibit 99.10a and the Saxon Servicing Agreement is annexed hereto as Exhibit 99.10b.

Certain of the mortgage loans were acquired from US Bank, National Association (“US Bank”) pursuant to a Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of April 1, 2007 (the “US Bank Purchase Agreement”), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2007 among the Registrant, MSMCH, US Bank and the Trustee (the “US Bank Assignment Agreement”).  The US Bank Assignment Agreement is annexed hereto as Exhibit 99.11a and the US Bank Purchase Agreement is annexed hereto as Exhibit 99.11b.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired:

Not applicable.

(b)           Pro forma financial information:

Not applicable.

(c)           Exhibits:

Exhibit 99.1
Pooling and Servicing Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2	Underwriting Agreement, dated as of September 28, 2007, between Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3	Sidley Austin LLP Tax Opinion dated September 28, 2007.

Exhibit 99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of September 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.

Exhibit 99.5a
Fifth Third Assignment Agreement, dated as of  September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Fifth Third Mortgage Company, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

Exhibit 99.5b	Fifth Third Sale and Servicing Agreement, dated as of July 1, 2006 between Fifth Third Mortgage Company and Morgan Stanley Capital I Inc.

Exhibit 99.6a
FNBN Assignment Agreement, dated as of  September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.6b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.

Exhibit 99.7a
GMACM Assignment Agreement, dated as of  September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.7b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.8a
GreenPoint Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GreenPoint Mortgage Funding, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.8b	GreenPoint Purchase Agreement, dated as of May 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.9a
MSCC Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley Credit Corporation and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.9b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.9c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.10a
Saxon Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Saxon Mortgage Services, Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

Exhibit 99.10b	Saxon Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Saxon Mortgage Services, Inc.

Exhibit 99.11a
US Bank Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, US Bank, National Association and acknowledged by LaSalle Bank National Association, as trustee.

Exhibit 99.11b	US Bank Purchase Agreement, dated as of April 1, 2007, between Morgan Stanley Capital Inc. and US Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   November 15, 2007

MORGAN STANLEY CAPITAL I INC. By: /s/ Valerie Kay Name: Valerie Kay Title: Vice President

Exhibit Index

Exhibit Index

Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Pooling and Servicing Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

E
99.2	Underwriting Agreement, dated as of September 28, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.	E
99.3	Sidley Austin LLP Tax Opinion dated September 28, 2007.	E
99.4	MSMCH Mortgage Loan and Purchase Agreement, dated as of September 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Mortgage Capital Holdings LLC.	E
99.5a
Fifth Third Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Fifth Third Mortgage Company, and acknowledged by LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer and securities administrator.

E
99.5b	Fifth Third Sale and Servicing Agreement, dated as of July 1, 2006 between Fifth Third Mortgage Company and Morgan Stanley Capital I Inc.	E
99.6a
FNBN Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, First National Bank of Nevada, and acknowledged by LaSalle Bank National Association, as trustee.

E
99.6b	FNBN Purchase Agreement, dated as of April 1, 2006, between Morgan Stanley Capital I Inc. and First National Bank of Nevada.	E

99.7a
GMACM Assignment Agreement, dated as of  September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GMAC Mortgage, LLC and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.7b	GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.	E
99.8a
GreenPoint Assignment Agreement, dated as of  September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, GreenPoint Mortgage Funding, Inc. and LaSalle Bank National Association, as trustee.

E
99.8b	GreenPoint Purchase Agreement, dated as of May 1, 2005, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.
99.9a
MSCC Assignment Agreement, dated as of  September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.9b	MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E
99.9c	MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.	E

99.10a
Saxon Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Saxon Mortgage Services, Inc. and LaSalle Bank National Association, as trustee, and acknowledged by Wells Fargo Bank, National Association, as master servicer and as securities administrator.

E
99.10b	Saxon Servicing Agreement, dated as of July 1, 2007, between Morgan Stanley Mortgage Capital Inc. and Saxon Mortgage Services, Inc.	E
99.11a
US Bank Assignment Agreement, dated as of September 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, US Bank, National Association and LaSalle Bank National Association, as trustee.

E
99.11b	US Bank Purchase Agreement, dated as of April 1, 2007, between Morgan Stanley Capital Inc. and US Bank, National Association.	E